                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06120
                 ------------------------------------------------

                           THE FIRST ISRAEL FUND, INC.
                --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
              -----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)

                               J. Kevin Gao, Esq.
                           The First Israel Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2004 to March 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE FIRST ISRAEL FUND, INC.

SEMI-ANNUAL REPORT
MARCH 31, 2005

CONTENTS

Letter to Shareholders                                                   1

Portfolio Summary                                                        4

Schedule of Investments                                                  5

Statement of Assets and Liabilities                                      8

Statement of Operations                                                  9

Statement of Changes in Net Assets                                      10

Financial Highlights                                                    12

Notes to Financial Statements                                           14

Results of Annual Meeting of Shareholders                               20

Privacy Policy Notice                                                   21

Description of InvestLink(SM) Program                                   22

Advisory Agreement Approval Disclosure                                  25

Proxy Policy and Portfolio Holdings Information                         29

LETTER TO SHAREHOLDERS

                                                                     May 3, 2005

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 2005.

At March 31, 2005, total net assets of the Fund were approximately $73.0 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $40.5 million, with another $17.4 million in Israeli and Israeli-related companies listed and trading in the United States. Combined, these totaled $57.9 million, as compared with $50.9 million on September 30, 2004. The Fund also held investments valued at approximately $7.1 million in unlisted securities, as compared to approximately $6.6 million on September 30, 2004. In percentage terms, at March 31, 2005, 89.1% of the Fund's net assets were invested in Israeli and Israeli-related companies, of which 79.3% were listed and trading on the TASE and in the United States and 9.8% were in unlisted securities.

At March 31, 2005, net asset value ("NAV") per share was $17.14, compared with $14.27 on September 30, 2004. The Fund's common stock closed on the New York Stock Exchange, Inc. (the "NYSE") on March 31, 2005 at $16.44 per share, representing a discount of 4.08% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably the NYSE and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

Based on NAV, the Fund had a gain of 20.11% for the six month period, compared with increases of 22.23% and 22.17%, respectively, for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and the Tel Aviv 100 Index**.

On an absolute basis the top performing components of the Fund during the period were in the communications services, real estate, insurance and materials sectors. Relative to the MSCI Index, the Fund's performance in the period was buoyed by our overweight to the insurance, real estate and banking sectors.

More specifically, with respect to the private placement holdings, the Israeli-focused technology venture capital funds declined in value overall during the period, but at a significantly reduced rate from the previous six months. Following a series of consecutive write-downs related to the difficult market environment for technology and telecom providers, the most recent six-month period saw more widespread stability in valuations along with appreciation of select investments. Write-ups of these types of investments typically lag recovery in the public markets, as these write-ups are generally the result of a third-party financing round, an IPO or a sale of an investment, while write-downs also reflect the manager's judgment with respect to any impairment of value. In 2004 and into 2005, activity in Israel's high-tech sector rebounded from the depressed levels of the prior three years. Distributions in this period declined from the previous six months (approximately $183,000 as compared to $376,000); however, we believe that this reflects a traditional lag of distributions to realizations as the improving technology sector, in combination with the maturation of the underlying portfolio companies, is beginning to drive a growing number of liquidity events (strategic sales or sales in the public markets). We would hope to see this trend continue and accelerate over the coming quarters. With this improved environment, the investment pace of the Fund continues to accelerate, with over $730,000 of capital calls made by Fund investments during the semi-annual period (19.5% of unfunded commitments at the beginning of the period).

THE MARKET

In our view, a distinct change in sentiment on the part of investors towards Israel helped propel the robust performance of the Israeli market during the period under review. We believe that this new optimism was generated by a number of factors, both political and economic.

The death of Yasir Arafat in November and the early January elections to establish new leadership for the Palestinian Authority opened the possibility of renewed engagement between Israelis and Palestinians. In addition, economic relations with Egypt improved with a mutual prison release and a new trade agreement. Finally, the establishment of a national unity government involving both Labor and Likud was also a positive factor in the period

After a strong climb in the fourth quarter of 2004, the Israeli stock market took a brief pause as it entered 2005, oscillating through much of the first quarter. But in our view this hiatus represented not so much a potential shift in direction as a maturation of the growth story. In fact, we believe the Israeli markets are now particularly attractive, with an accommodative policy interest rate of 3.5%, inflation dropping to an annual rate of 0.8% and unemployment reaching a low of 9.9%. In our view, many of these positive developments in the economy may be traced to the free-market reform strategy initiated by Finance Minister Benjamin Netanyahu. We believe these reforms have helped accelerate GDP growth to 4.2% in 2004 from 1.3% in 2003.

THE PORTFOLIO

Strong performance in the banking, insurance, chemicals and computer security sectors helped fuel the Fund's performance during the period. Specifically, the announcement by a leading U.S.-based maker of generic medicines to acquire one of our larger pharmaceutical holdings bolstered the Fund's returns, as shares of our holding rose on takeover speculation. Strong performance in the Israeli banking sector, led by increasing domestic growth, also contributed significantly to our performance. In addition, due to a lack of new capacity and improved pricing power, agrochemicals did well. Our exposure to several leading Israeli chemical producers therefore helped buoy the portfolio. Those factors that detracted from performance, in addition to the private placement holdings, were the Fund's exposure to the health care equipment and retail sectors.

OUTLOOK

Looking forward, economic data suggests to us that while growth is expected to slow in 2005, most fundamentals should remain positive, with an expansionist monetary position, inflation well in control and an overall reduction in the risk premium. However, we believe the key sources of growth will evolve: while it was export strength that mainly contributed to GDP growth in 2004, 2005 may be more of an internal story, with unemployment down, real wages rising and increased consumer lending driving domestic growth. Regarding the investment landscape, we believe that 2004 saw a general financial improvement across the board, with the rising tide lifting all index-tracking boats. But we think top-line growth rates will moderate in 2005 and that selective stock-picking may be the only way to generate sustained out-performance.

Within the portfolio, we expect no major changes in the Fund's strategy. Any re-positioning will seek to capitalize on specific views within our growth outlook. Therefore we are maintaining our overweight to the banking and agrochemicals sectors, with increased private consumption and robust global demand being two powerful positives for us in those markets.

Respectfully,

/s/ Neil Gregson

Neil Gregson
Chief Investment Officer***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN ISRAEL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND AS WELL AS RISKS ASSOCIATED WITH INVESTING IN PRIVATE EQUITIES.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The Tel Aviv100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

*** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined CSAM in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc. (Hons.) in mining engineering from Nottingham University. Mr. Gregson is also the Chief Investment Officer of The Emerging Markets Telecommunications Fund, Inc.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2005 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                            MARCH 31, 2005   SEPTEMBER 30, 2004
---------------------------------------------------------------
Banking                         10.63%            11.13%
Chemicals                        7.41%             6.66%
Computer Data Security           5.60%             5.25%
Conglomerates                    5.12%             5.48%
Financial Services               3.22%             2.96%
Industrial Technology            2.00%             1.92%
Insurance                        7.60%             7.11%
Mortgage Banking                 4.10%             4.33%
Pharmaceuticals                 13.77%            18.13%
Telecommunications               6.63%             6.42%
Venture Capital                  9.57%            10.72%
Other                           13.44%            14.55%
Cash & Other Assets             10.91%             5.34%

TOP 10 HOLDINGS, BY ISSUER

                                                                                         PERCENT OF
    HOLDING                                                            SECTOR            NET ASSETS
---------------------------------------------------------------------------------------------------
 1. Teva Pharmaceutical Industries Ltd.                            Pharmaceuticals          10.4

 2. Harel Insurance Investments Ltd.                                  Insurance              6.7

 3. Bank Hapoalim Ltd.                                                 Banking               5.7

 4. Check Point Software Technologies Ltd.                     Computer Data Security        5.6

 5. Bezeq Israeli Telecommunication Corporation Ltd.             Telecommunications          4.5

 6. Israel Chemicals Ltd.                                             Chemicals              4.4

 7. Bank Leumi Le-Israel Ltd.                                          Banking               3.9

 8. Perrigo Co.                                                    Pharmaceuticals           3.2

 9. Makhteshim-Agan Industries Ltd.                                   Chemicals              3.0

10. Israel Discount Bank Ltd.                                     Mortgage Banking           2.4

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2005 (UNAUDITED)

                                                         NO. OF
DESCRIPTION                                              SHARES           VALUE
------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-89.09%

ISRAEL-86.87%

AEROSPACE/DEFENSE-EQUIPMENT-0.75%
Elbit Systems Ltd.                                           23,500   $      546,096
                                                                      --------------
BANKING-10.63%
Bank Hapoalim Ltd.                                        1,230,000        4,140,643
Bank Leumi Le-Israel Ltd.                                 1,027,500        2,877,118
United Mizrahi Bank Ltd.                                    160,000          746,257
                                                                      --------------
                                                                           7,764,018
                                                                      --------------

BUILDING-HEAVY CONSTRUCTION-0.54%
Housing & Construction
 Holdings Ltd.+                                             525,000          396,628
                                                                      --------------

CHEMICALS-7.41%
Israel Chemicals Ltd.                                     1,175,000        3,215,458
Makhteshim-Agan
 Industries Ltd.                                            392,501        2,191,028
                                                                      --------------
                                                                           5,406,486
                                                                      --------------

COMPUTER DATA SECURITY-5.60%
Check Point Software
 Technologies Ltd.+                                         188,100        4,089,294
                                                                      --------------

COMPUTER SOFTWARE-1.74%
Formula Systems (1985) Ltd.+                                 68,500        1,266,974
                                                                      --------------

CONGLOMERATES-5.12%
Discount Investment
 Corporation                                                 20,000          496,903
Elco Holdings Ltd.                                           87,601          878,785
IDB Development
 Corporation Ltd.                                            44,501        1,380,408
IDB Holding Corporation Ltd.                                 42,751          979,248
                                                                      --------------
                                                                           3,735,344
                                                                      --------------

CONSTRUCTION-0.23%
Bayside Land Corporation Ltd.                                 1,174          168,232
                                                                      --------------

DIVERSIFIED OPERATIONS-0.60%
Elbit Medical Imaging Ltd.+                                  19,501   $      290,182
Macpell Industries Ltd.                                     116,074           81,385
Plasson Ltd.                                                  4,000           69,726
                                                                      --------------
                                                                             441,293
                                                                      --------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.38%
Telsys Ltd.                                                  50,000          280,970
                                                                      --------------

ELECTRONICS/ELECTRICAL EQUIPMENT-1.91%
Camtek Ltd.+                                                 29,400           98,490
Electra Consumer Products Ltd.                               50,000          411,698
Electra (Israel) Ltd.                                         9,142          656,086
Nisko Industries (1992) Ltd.                                 32,500          225,561
                                                                      --------------
                                                                           1,391,835
                                                                      --------------

FINANCIAL SERVICES-3.22%
F.I.B.I. Holdings Ltd.+                                     165,000        1,721,586
Gachelet Investments Co., Ltd.                                9,500          631,610
                                                                      --------------
                                                                           2,353,196
                                                                      --------------
FOOD & BEVERAGES-0.12%
Gan Shmuel Food Industries                                   16,940           85,551
                                                                      --------------

FOOD-RETAIL-0.35%
Supersol Ltd.                                               100,000          256,672
                                                                      --------------

INDUSTRIAL TECHNOLOGY-2.00%
Orbotech, Ltd.+                                              66,755        1,461,935
                                                                      --------------

INSURANCE-7.60%
Clal Insurance Enterprise
 Holdings Ltd.                                               31,500          634,985
Harel Insurance
 Investments Ltd.                                           120,000        4,911,052
                                                                      --------------
                                                                           5,546,037
                                                                      --------------

INTERNET SOFTWARE-0.98%
MIND C.T.I. Ltd.                                             72,200          280,858
RADWARE Ltd.+                                                18,400          431,848
                                                                      --------------
                                                                             712,706
                                                                      --------------

See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS        VALUE
------------------------------------------------------------------------------------
INVESTMENT & HOLDING COMPANIES-1.24%
Ampal-American Israel Corp.,
 Class A                                                    206,000   $      871,380
The Renaissance Fund LDC+@                                       60           34,188
                                                                      --------------
                                                                             905,568
                                                                      --------------

METAL PRODUCTS-0.18%
Klil Industries Ltd.+                                        18,654          132,201
                                                                      --------------

MORTGAGE BANKING-4.10%
Discount Mortgage Bank Ltd.+                                 11,970        1,266,184
Israel Discount Bank Ltd.,
 Class A+                                                 1,250,000        1,726,147
                                                                      --------------
                                                                           2,992,331
                                                                      --------------

PAPER & RELATED PRODUCTS-0.35%
American Israeli Paper Mills Ltd.                             5,201          258,343
                                                                      --------------

PHARMACEUTICALS-13.77%
Develogen AG+*                                                  497          112,014
Perrigo Co.+                                                121,767        2,335,357
Teva Pharmaceutical
 Industries Ltd., ADR                                       245,400        7,607,400
                                                                      --------------
                                                                          10,054,771
                                                                      --------------

REAL ESTATE OPERATIONS/DEVELOPMENT-1.31%
Industrial Buildings
 Corporation Ltd.                                           180,279          208,941
Property & Building
 Corporation Ltd.                                             8,525          746,640
                                                                      --------------
                                                                             955,581
                                                                      --------------

SEMICONDUCTOR & RELATED TECHNOLOGY-1.46%
DSP Group, Inc.+                                             41,300        1,063,888
                                                                      --------------

TECHNOLOGY-0.00%
Lenslet Ltd.,
 Series E Preferred+*                                        30,838                0
Oren Semiconductor, Inc.,
 Series A-1 Preferred+*                                          29                0
Oren Semiconductor, Inc.,
 Series A-2 Preferred+*                                          30                0
Oren Semiconductor, Inc.,
 Series C Preferred+*                                            46                0
                                                                      --------------
                                                                                   0
                                                                      --------------

TELECOMMUNICATIONS-6.63%
Bezeq Israeli Telecommunication
 Corporation Ltd.+                                        2,800,000   $    3,288,073
ECI Telecom Ltd.+                                           105,164          756,129
NICE Systems Ltd., ADR+                                      24,600          792,612
                                                                      --------------
                                                                           4,836,814
                                                                      --------------

TRADING COMPANIES-0.55%
Rapac Electronics Ltd.                                      116,278          314,615
Rapac Technologies 2000 Ltd.                                 31,801           87,526
                                                                      --------------
                                                                             402,141
                                                                      --------------

TRANSPORTATION SERVICES-0.75%
Dan Vehicle &
 Transportation Ltd.                                        100,000          547,216
                                                                      --------------

VENTURE CAPITAL-7.35%
ABS GE Capital Giza Fund, L.P.+@                          1,250,001          273,500
Advent Israel (Bermuda) L.P.+@                            1,682,293          106,358
BPW Israel Ventures LLC+@#                                1,500,098          878,049
Concord Ventures II Fund L.P.+@#                          1,820,000          723,354
Delta Fund I, L.P.+@#                                       212,940          133,165
Formula Ventures L.P.+@                                   1,000,000          144,300
Giza GE Venture
 Fund III L.P.+@#                                         1,025,000          551,778
K.T. Concord Venture
 Fund L.P.+@                                              1,000,000          446,130
Neurone Ventures II, L.P.+@#                                483,684          220,947
Pitango Fund II LLC+@                                     1,000,000          236,876
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+@#                                  1,500,000          984,870
SVE Star Ventures
 Enterprises No. II+@                                             5           96,000
Walden-Israel Ventures, L.P.+@                              500,000           84,920
Walden-Israel
 Ventures III, L.P.+@#                                      664,813          487,201
                                                                      --------------
                                                                           5,367,448
                                                                      --------------

TOTAL ISRAEL
 (Cost $49,765,248)                                                       63,419,569
                                                                      --------------

                                 See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                               UNITS           VALUE
------------------------------------------------------------------------------------
GLOBAL-2.22%

VENTURE CAPITAL-2.22%
Emerging Markets
 Ventures I L.P.+@#
 (Cost $1,553,955)                                        2,216,375   $    1,622,963
                                                                      --------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES
 (Cost $51,319,203)                                                       65,042,532
                                                                      --------------

                                                       PRINCIPAL
DESCRIPTION                                          AMOUNT (000'S)       VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-10.62%

GRAND CAYMAN-10.62%
Wells Fargo Bank, NA, overnight
 deposit, 2.04%, 04/01/05**
 (Cost $7,751,000)                                   $        7,751   $    7,751,000
                                                                      --------------

TOTAL INVESTMENTS-99.71%
 (Cost $59,070,203) (A,D,F)                                               72,793,532
                                                                      --------------

CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES-0.29%                                                 210,834
                                                                      --------------
NET ASSETS-100.00%                                                    $   73,004,366
                                                                      ==============

----------
+    Non-income producing security.
@ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes A and G.)
# As of March 31, 2005, the aggregate amount of open commitments for the Fund is $3,013,715. (See Note G.)
* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depository Receipts.


See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2005 (UNAUDITED)

ASSETS

Investments, at value (Cost $59,070,203) (Notes A,D,F)                                       $   72,793,532
Cash                                                                                                    336
Receivables:
    Israeli tax refunds (Note A)                                                                    399,870
    Dividends                                                                                       188,672
Prepaid expenses                                                                                     19,899
                                                                                             --------------
Total Assets                                                                                     73,402,309
                                                                                             --------------

LIABILITIES

Payables:
    Investment advisory fees (Note B)                                                               187,801
    Directors' fees                                                                                  10,405
    Administration fees (Note B)                                                                      8,992
    Other accrued expenses                                                                          190,745
                                                                                             --------------
Total Liabilities                                                                                   397,943
                                                                                             --------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C)             $   73,004,366
                                                                                             ==============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
 (100,000,000 shares authorized)                                                             $        4,259
Paid-in capital                                                                                  54,647,162
Accumulated net investment loss                                                                    (118,789)
Accumulated net realized gain on investments and foreign currency related transactions            4,749,315
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currency                                          13,722,419
                                                                                             --------------
Net assets applicable to shares outstanding                                                  $   73,004,366
                                                                                             ==============

NET ASSET VALUE PER SHARE ($73,004,366 DIVIDED BY 4,259,295)                                 $        17.14
                                                                                             ==============

MARKET PRICE PER SHARE                                                                       $        16.44
                                                                                             ==============

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

INVESTMENT LOSS

Income (Note A):
   Dividends                                                                                 $      774,829
   Interest                                                                                          35,494
   Less: Foreign taxes withheld                                                                    (150,486)
                                                                                             --------------
   Total Investment Income                                                                          659,837
                                                                                             --------------

Expenses:
   Investment advisory fees (Note B)                                                                428,033
   Legal fees                                                                                       162,444
   Custodian fees                                                                                    68,823
   Audit fees                                                                                        64,116
   Administration fees (Note B)                                                                      42,604
   Directors' fees                                                                                   23,345
   Printing (Note B)                                                                                 20,580
   Accounting fees                                                                                   14,959
   NYSE listing fees                                                                                 11,479
   Transfer agent fees                                                                                9,965
   Insurance                                                                                          3,693
   Miscellaneous                                                                                      7,989
                                                                                             --------------
   Total Expenses                                                                                   858,030
   Less: Fee waivers (Note B)                                                                       (79,404)
                                                                                             --------------
     Net Expenses                                                                                   778,626
                                                                                             --------------
   Net Investment Loss                                                                             (118,789)
                                                                                             --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
    Investments                                                                                   5,570,314
    Foreign currency related transactions                                                           (13,439)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency                                  6,792,946
                                                                                             --------------
Net realized and unrealized gain on investments and foreign currency related transactions        12,349,821
                                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $   12,231,032
                                                                                             ==============

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE
                                                                                        SIX MONTHS            FOR THE
                                                                                          ENDED             FISCAL YEAR
                                                                                      MARCH 31, 2005           ENDED
                                                                                        (UNAUDITED)      SEPTEMBER 30, 2004
                                                                                     ----------------    ------------------
INCREASE IN NET ASSETS

Operations:
   Net investment loss                                                               $       (118,789)   $         (118,846)
   Net realized gain on investments and foreign currency related
    transactions                                                                            5,556,875             1,580,728
   Net change in unrealized appreciation in value of investments and
    translation of other assets and liabilities denominated in foreign currency             6,792,946             6,707,593
                                                                                     ----------------    ------------------
     Net increase in net assets resulting from operations                                  12,231,032             8,169,475
                                                                                     ----------------    ------------------

NET ASSETS

Beginning of period                                                                        60,773,334            52,603,859
                                                                                     ----------------    ------------------
End of period                                                                        $     73,004,366    $       60,773,334
                                                                                     ================    ==================

                                 See accompanying notes to financial statements.

                       This page intentionally left blank

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                       FOR THE
                                                                     SIX MONTHS
                                                                        ENDED             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                    MARCH 31, 2005        ----------------------------------------
                                                                     (UNAUDITED)                     2004         2003
                                                                    --------------                 --------     --------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $        14.27                 $  12.35     $   9.50
                                                                    --------------                 --------     --------
Net investment income/(loss)                                                 (0.03)                   (0.03)       (0.22)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                   2.90                     1.95         3.42
                                                                    --------------                 --------     --------
Net increase/(decrease) in net assets resulting from operations               2.87                     1.92         3.20
                                                                    --------------                 --------     --------
Dividends and distributions to shareholders:
  Net investment income                                                         --                       --           --
  Net realized gain on investments and
    foreign currency related transactions                                       --                       --        (0.35)
                                                                    --------------                 --------     --------
Total dividends and distributions to shareholders                               --                       --        (0.35)
                                                                    --------------                 --------     --------
Anti-dilutive impact due to capital shares repurchased                          --                       --           --
                                                                    --------------                 --------     --------
Net asset value, end of period                                      $        17.14                 $  14.27     $  12.35
                                                                    ==============                 ========     ========
Market value, end of period                                         $        16.44                 $  12.09     $  10.10
                                                                    ==============                 ========     ========
Total investment return (a)                                                  35.98%                   19.70%       40.57%
                                                                    ==============                 ========     ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $       73,004                 $ 60,773     $ 52,604
Ratio of expenses to average net assets (b)                                   2.28%(c)                 1.92%        2.31%
Ratio of expenses to average net assets, excluding fee waivers                2.51%(c)                 2.13%        2.54%
Ratio of net investment income/(loss) to average net assets (b)              (0.35)%(c)               (0.19)%      (2.01)%
Portfolio turnover rate                                                       7.03%                    8.53%        2.94%

----------
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.
(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                                        FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                    -----------------------------------------------
                                                                      2002         2001         2000         1999
                                                                    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $  11.64     $  23.24     $  17.18     $  15.04
                                                                    --------     --------     --------     --------
Net investment income/(loss)                                           (0.17)+      (0.06)+      (0.02)+      (0.02)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                            (1.80)       (8.39)        7.80         3.21
                                                                    --------     --------     --------     --------
Net increase/(decrease) in net assets resulting from operations        (1.97)       (8.45)        7.78         3.19
                                                                    --------     --------     --------     --------
Dividends and distributions to shareholders:
  Net investment income                                                   --        (0.08)       (0.41)       (0.21)
  Net realized gain on investments and
    foreign currency related transactions                              (0.17)       (3.07)       (1.46)       (1.20)
                                                                    --------     --------     --------     --------
Total dividends and distributions to shareholders                      (0.17)       (3.15)       (1.87)       (1.41)
                                                                    --------     --------     --------     --------
Anti-dilutive impact due to capital shares repurchased                    --           --         0.15         0.36
                                                                    --------     --------     --------     --------
Net asset value, end of period                                      $   9.50     $  11.64     $  23.24     $  17.18
                                                                    ========     ========     ========     ========
Market value, end of period                                         $   7.41     $   9.60     $ 18.563     $ 14.000
                                                                    ========     ========     ========     ========
Total investment return (a)                                           (21.24)%     (38.21)%      47.61%       32.61%
                                                                    ========     ========     ========     ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 40,457     $ 49,565     $ 98,979     $ 76,683
Ratio of expenses to average net assets (b)                             2.08%        1.88%        2.05%        2.05%
Ratio of expenses to average net assets, excluding fee waivers          2.30%        2.09%        2.28%        2.30%
Ratio of net investment income/(loss) to average net assets (b)        (1.44)%      (0.39)%      (0.08)%      (0.12)%
Portfolio turnover rate                                                11.26%       21.11%       27.06%       18.65%

                                                                        FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                    -----------------------------------------------
                                                                      1998         1997         1996         1995
                                                                    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $  18.41     $  13.10     $  13.20     $  11.74
                                                                    --------     --------     --------     --------
Net investment income/(loss)                                            0.07         0.35        (0.09)       (0.10)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                            (2.97)        6.20        (0.01)        1.56
                                                                    --------     --------     --------     --------
Net increase/(decrease) in net assets resulting from operations        (2.90)        6.55        (0.10)        1.46
                                                                    --------     --------     --------     --------
Dividends and distributions to shareholders:
  Net investment income                                                   --           --           --           --
  Net realized gain on investments and
    foreign currency related transactions                              (0.47)       (1.24)          --           --
                                                                    --------     --------     --------     --------
Total dividends and distributions to shareholders                      (0.47)       (1.24)          --           --
                                                                    --------     --------     --------     --------
Anti-dilutive impact due to capital shares repurchased                    --           --           --           --
                                                                    --------     --------     --------     --------
Net asset value, end of period                                      $  15.04     $  18.41     $  13.10     $  13.20
                                                                    ========     ========     ========     ========
Market value, end of period                                         $ 11.813     $ 14.938     $ 11.250     $ 12.000
                                                                    ========     ========     ========     ========
Total investment return (a)                                           (18.05)%      44.36%       (6.25)%      (9.43)%
                                                                    ========     ========     ========     ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 75,373     $ 92,298     $ 65,649     $ 66,150
Ratio of expenses to average net assets (b)                             2.06%        2.26%        2.23%        2.57%
Ratio of expenses to average net assets, excluding fee waivers          2.31%        2.30%          --           --
Ratio of net investment income/(loss) to average net assets (b)         0.42%        2.20%       (0.68)%      (0.91)%
Portfolio turnover rate                                                29.11%       16.98%       21.68%       22.17%

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At March 31, 2005, the Fund held 9.78% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $13,363,269 and fair value of $7,136,613. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund swept available cash at March 31, 2005 into a short-term deposit issued by Wells Fargo Bank, NA. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended March 31, 2005, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. Israeli tax refunds represent amounts withheld in prior years in excess of estimated recoveries. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower).

CSAM has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the six months ended March 31, 2005, CSAM earned $428,033 for advisory services, of which CSAM waived $79,404. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 2005, CSAM was reimbursed $4,987 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of $250,000 per annum for services rendered with respect to the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed as such. The Fund does not pay the Sub-Adviser.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 2005, Analyst I.M.S. earned $122,222 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on the Fund's trades executed in Israel. For the six months ended March 31, 2005, such commissions amounted to approximately $2,700.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended March 31, 2005, BSFM earned $37,617 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended March 31, 2005, Merrill was paid $11,567 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at March 31, 2005, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended March 31, 2005, purchases and sales of securities, other than short-term investments, were $3,766,607 and $8,719,186, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. The Fund had no borrowings under the Credit Facility at March 31, 2005.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended September 30, 2004, the Fund elected to defer net realized foreign currency losses of $16,061.

At September 30, 2004, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $684,300 expiring in 2011.

At March 31, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $59,159,077, $23,232,675, $(9,598,220) and $13,634,455, respectively.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                         NUMBER                                           FAIR                  PERCENT
                           OF                                           VALUE AT    VALUE PER    OF NET  DISTRIBUTIONS     OPEN
SECURITY              UNITS/SHARES  ACQUISITION DATE(S)      COST      03/31/2005   UNIT/SHARE   ASSETS     RECEIVED    COMMITMENTS
--------              ------------  -------------------  ------------  -----------  ----------  -------  -------------  -----------
ABS GE Capital Giza
   Fund, L.P.            1,250,001  02/03/98 - 02/13/02  $  1,025,576  $   273,500  $     0.22     0.37  $   1,702,071  $        --
                      ------------                       ------------  -----------              -------  -------------  -----------
Advent Israel
   (Bermuda) L.P.        1,682,293  06/16/93 - 01/16/98     1,836,859      106,358        0.06     0.15      3,852,123           --
                      ------------                       ------------  -----------              -------  -------------  -----------
BPW Israel Ventures
   LLC                   1,482,848  10/05/00 - 07/01/04     1,179,176      867,952        0.59     1.19
                            17,250       01/03/05              17,250       10,097        0.59     0.01
                      ------------                       ------------  -----------              -------
                         1,500,098                          1,196,426      878,049                 1.20             --      799,902
                      ------------                       ------------  -----------              -------  -------------  -----------
Concord Ventures II
   Fund L.P.             1,760,000  03/29/00 - 08/19/04     1,378,079      699,507        0.40     0.96
                            60,000       03/04/05              60,000       23,847        0.40     0.03
                      ------------                       ------------  -----------              -------
                         1,820,000                          1,438,079      723,354                 0.99             --      180,000
                      ------------                       ------------  -----------              -------  -------------  -----------

Delta Fund I, L.P.         212,940  11/15/00 - 07/01/04       133,521      133,165        0.63     0.18         47,456       37,500
                      ------------                       ------------  -----------              -------  -------------  -----------
Emerging Markets
   Ventures I L.P.       2,205,494  01/22/98 - 07/06/04     1,543,074    1,614,995        0.73     2.21
                            10,881       01/10/05              10,881        7,968        0.73     0.01
                      ------------                       ------------  -----------              -------
                         2,216,375                         1,553,955     1,622,963                 2.22        603,504      283,625
                      ------------                       ------------  -----------              -------  -------------  -----------

                         NUMBER                                           FAIR                  PERCENT
                           OF                                           VALUE AT    VALUE PER    OF NET  DISTRIBUTIONS     OPEN
SECURITY              UNITS/SHARES  ACQUISITION DATE(S)      COST      03/31/2005   UNIT/SHARE   ASSETS     RECEIVED    COMMITMENTS
--------              ------------  -------------------  ------------  -----------  ----------  -------  -------------  -----------
Formula Ventures L.P.    1,000,000  08/06/99 - 06/14/04  $    328,607  $   144,300  $     0.14     0.20  $     235,247  $        --
                      ------------                       ------------  -----------              -------  -------------  -----------
Giza GE Venture
   Fund III L.P.           850,000  01/31/00 - 03/15/04       607,469      457,572        0.54     0.63
                           112,500       10/11/04             112,500       60,561        0.54     0.08
                            62,500       02/14/05              62,500       33,645        0.54     0.05
                      ------------                       ------------  -----------              -------
                         1,025,000                            782,469      551,778                 0.76         42,071      225,000
                      ------------                       ------------  -----------              -------  -------------  -----------
K.T. Concord Venture
   Fund L.P.             1,000,000  12/08/97 - 09/29/00       810,693      446,130        0.45     0.61        329,701           --
                      ------------                       ------------  -----------              -------  -------------  -----------
Neurone Ventures II,
   L.P.                    483,684  11/24/00 - 09/24/04       316,140      220,947        0.46     0.30         30,083      277,500
                      ------------                       ------------  -----------              -------  -------------  -----------
Pitango Fund II LLC      1,000,000  10/31/96 - 08/01/01       532,408      236,876        0.24     0.32      1,173,516           --
                      ------------                       ------------  -----------              -------  -------------  -----------
SVE Star Ventures
   Enterprises GmbH &
   Co. No. IX KG         1,250,000  12/21/00 - 08/09/04       966,948      820,725        0.66     1.13
                           250,000       03/31/05             250,000      164,145        0.66     0.22
                      ------------                       ------------  -----------              -------
                         1,500,000                          1,216,948      984,870                 1.35             --      500,000
                      ------------                       ------------  -----------              -------  -------------  -----------
SVE Star Ventures
   Enterprises No. II            5       10/10/94             327,640       96,000   19,200.04     0.13      4,269,793           --
                      ------------                       ------------  -----------              -------  -------------  -----------
The Renaissance Fund
   LDC                          60  03/30/94 - 03/21/97       213,330       34,188      569.89     0.05        568,067           --
                      ------------                       ------------  -----------              -------  -------------  -----------
Walden-Israel Ventures,
   L.P.                    500,000  09/28/93 - 05/16/97       358,111       84,920        0.17     0.12        442,280           --
                      ------------                       ------------  -----------              -------  -------------  -----------
Walden-Israel
   Ventures III, L.P.      492,938  02/23/01 - 05/27/04       377,358      361,244        0.73     0.49
                            75,625       11/10/04              75,625       55,421        0.73     0.08
                            96,250       03/02/05              96,250       70,536        0.73     0.10
                      ------------                       ------------  -----------              -------
                           664,813                            549,233      487,201                 0.67             --      710,188
                      ------------                       ------------  -----------              -------  -------------  -----------
Total                                                    $ 12,619,995  $ 7,024,599                 9.62  $  13,295,912  $ 3,013,715
                                                         ============  ===========              =======  =============  ===========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 29, 2005, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                    FOR       WITHHELD
----------------                                 ---------   ----------
James J. Cattano                                 3,411,468       97,161
Steven N. Rappaport                              3,406,077      102,552

In addition to the directors elected at the meeting, Enrique R. Arzac, George W. Landau and William W. Priest, Jr. continued as directors of the Fund.

Effective April 15, 2005, William W. Priest, Jr. resigned as a director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:
- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The First Israel Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2005.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence,
RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), will annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("CSAM") for the Fund, and (ii) sub-advisory agreements with Credit Suisse Asset Management Limited (United Kingdom) ("CSAM U.K.") and Analyst Exchange and Trading Services Ltd. ("Analyst") for the Fund. The investment advisory agreement with CSAM and the investment sub-advisory agreements with CSAM U.K. and Analyst (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on December 2, 2004, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CSAM and the Sub-Advisers and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CSAM and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CSAM and the Sub-Advisers were provided to the Board, as were responses of CSAM and the Sub-Advisers to requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by investment personnel of CSAM and the Sub-Advisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the chief investment officer who is primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund, CSAM and the Sub-Advisers. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CSAM and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding CSAM's compensation arrangements for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CSAM and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results of the Fund for each of the previous seven years as well as for the most recent quarter-end and year-to-date and since the inception of the Fund. It also considered these results in comparison to the Fund's benchmark index, the MSCI Israel Index. The Board noted that the Fund performed lower than its benchmark index for the year-to-date period. The Board observed, however, that the Fund had outperformed its benchmark index for the third quarter and significantly outperformed its benchmark index since inception. The Board also observed that the Fund lagged the benchmark index for the year-to-date period in part due to restrictions on diversification of the Fund's portfolio holdings.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was appreciably higher than the Peer Group's median overall ratio both including and excluding investment-related expenses and taxes. However, the Board also observed that the Fund had significantly outperformed its benchmark index since inception.

Management also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to CSAM for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CSAM to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board noted that CSAM had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets and to waive the advisory fee previously paid to the Fund's former sub-adviser Giza Ltd.

Additionally, the Board received and considered information comparing the Net Advisory Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group. The Board concluded that the Net Advisory Rate for the Fund was within a reasonable range of the median rate of the Fund's Peer Group. The Board noted that the Net Advisory Rate reflected that CSAM was authorized to invest a significant percentage of the Fund's assets in privately placed securities. The Board also noted that the Fund's administrator is not affiliated with CSAM and that the Fund's administration agreement and corresponding fees were negotiated at arm's-length. The Board considered that the combined investment advisory/administration fee rate for the Fund was within a reasonable range of the median rate of its Peer Group. The Board concluded that these factors supported the Advisory Agreement Rate and the Net Advisory Rate.

The Board also reviewed the Sub-Advisory Agreement Rates charged by CSAM U.K. and Analyst, which serve as Sub-Advisers to the Fund. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Board received and considered a detailed estimated profitability analysis of CSAM based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund and CSAM and its affiliates, including CSAM U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CSAM and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered a detailed estimated profitability analysis of CSAM U.K. and a profit and loss statement of Analyst based on their Sub-Advisory Agreement Rates, as well as on other relationships between the Fund and CSAM U.K. and its affiliates, and between the Fund and Analyst and its affiliates, respectively. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Advisers by CSAM and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Advisers and their affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement for the Fund did not offer breakpoints. However, the Board considered the diminished opportunity to achieve economies of scale in the context of a closed-end fund, as well as the Advisory Agreement Rate and the Sub-Advisory Agreement Rates of the Fund, and concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results.

The Board did not receive information regarding any economies of scale of unaffiliated sub-advisers given that the sub-advisory fees are paid to Analyst by CSAM and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by CSAM and CSAM U.K. and services offered by Analyst to their other clients, including other registered investment companies, separate accounts, fund-of-funds and institutional investors and investment companies to which CSAM serves as an unaffiliated sub-adviser. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate for CSAM U.K. were within a reasonable range of the fee rates offered to their other clients. Where CSAM's rates offered to its other clients were appreciably lower, the Board considered that CSAM's voluntary fee waivers would decrease the Advisory Agreement Rate. The Board concluded, based on information provided by CSAM, that the costs associated with managing and operating a registered, closed-end, emerging market country fund, particularly one that is authorized to invest a significant percentage of its assets in privately placed securities, compared with an open-end domestic equity or fixed income fund or a fund to which CSAM serves as sub-adviser, provided a justification for the higher fee rates charged to the Fund. The Board did not receive comparative fee rate materials for Analyst, but concluded that the Sub-Advisory Agreement Rate for Analyst was fair and equitable based on other considerations, including the performance of the Fund as sub-advised by Analyst. The Board also considered that sub-advisory fees are paid to Analyst by CSAM and not the Fund, and that the Board had separately determined that the Advisory Agreement Rate for the Fund was fair and equitable.

OTHER BENEFITS TO CSAM AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by CSAM and its affiliates, including CSAM U.K., and the Sub-Advisers as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of CSAM and the Sub-Advisers with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of CSAM and the Sub-Advisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CSAM and its affiliates or the Sub-Advisers and their affiliates).

The Board also considered the effectiveness of practices of CSAM and CSAM U.K. in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed the policies of CSAM U.K. regarding the allocation of portfolio investment opportunities among the Fund and its other clients.

OTHER FACTORS AND BROADER REVIEW

As discussed above, the Board reviews detailed materials received from CSAM and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of CSAM and the Sub-Advisers at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at least quarterly with respect to the portfolio management of the Fund.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The First Israel Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

               -    By calling 1-800-293-1232;

               -    On the Fund's website, www.csam.com/us

               - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2005, CSAM managed over $25 billion in the U.S. and, together with its global affiliates, managed assets of over $335 billion in 16 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Frst Israel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael." The Fund's New York Stock Exchange, Inc. trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY

The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME

Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director

James J. Cattano        Director

Phillip Goldstein       Director

George W. Landau        Director

Steven N. Rappaport     Director

Michael E. Kenneally    Chairman of the Board of
                        Directors, Chief Executive
                        Officer and President

Neil Gregson            Chief Investment Officer

J. Kevin Gao            Senior Vice President

Ajay Mehra              Chief Legal Officer

Emidio Morizio          Chief Compliance Officer

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

INVESTMENT SUB-ADVISER
Analyst Exchange and Trading Services Ltd.
46 Rothschild Boulevard
Tel Aviv, 66883 Israel

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[ISL LISTED NYSE (R) LOGO]

3917-SA-05

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[ISL LISTED NYSE (R) LOGO]

3917-SA-05

ITEM 2. CODE OF ETHICS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated February 9, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE FIRST ISRAEL FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  June 1, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  June 1, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  June 1, 2005